                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1995 95-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1995 to May 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1995

                              CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                              TRUST ACCOUNT #3334018-0
                              REMITTANCE DATE:  6/15/95

                                                Total $         Per $1,000
                                                Amount           Original
                                              ----------       ------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                          $7,063,488.39

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                  242,628.65      5.16231170
         b. Class A-2 Interest                  397,800.00      6.50000000
         c. Class A-3 Interest                  265,000.00      6.62500000
         d. Class A-4 Interest                  328,000.00      6.83333333
         e. Class A-5 Remittance Rate
             (8.40%,unless Weighted Average
              Contract Rate is below 8.40%)           8.40%
         f. Class A-5 Interest                  357,000.00      7.00000000
         g. Class A-6 Remittance Rate
             (8.70%,unless Weighted Average
              Contract Rate is below 8.70%)           8.70%
         h. Class A-6 Interest                  429,113.00      7.25000000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                  .00             .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                  .00             .00
B.   Principal
     (5) Formula Principal Distribution
         Amount                               3,456,158.54             N/A
         a. Scheduled Principal                 575,909.76             N/A
         b. Principal Prepayments             1,362,756.02             N/A
         c. Liquidated Contracts                       .00             N/A
         d. Repurchases                       1,517,492.76             N/A

     (6) Pool Scheduled Principal
           Balance                          368,042,889.06    972.78390394
    (6a) Pool Factor                             .97278390

    (7) Unpaid Class A Principal Shortfall
        (if any)following prior Remittance
        date                                           .00

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1995
                                     Page 2

                              CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                              TRUST ACCOUNT #3334018-0
                              REMITTANCE DATE:  6/15/95

                                                Total $         Per $1,000
                                                Amount           Original
                                              ----------       ------------
    (8) Class A Percentage for such Remittance
        Date (Until Class B Cross-Over Date,
        and on each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied, equals
        Class A Principal Balance divided by
        pool Scheduled Principal Balance)            89.81%

    (9) Class A Percentage for the following
        Remittance Date                              89.71%

   (10) Class A Principal Distribution:
        a. Class A-1                          3,456,158.54     73.53528809
        b. Class A-2                                   .00             .00
        c. Class A-3                                   .00             .00
        d. Class A-4                                   .00             .00
        e. Class A-5                                   .00             .00
        f. Class A-6

   (11) Class A-1 Principal Balance          36,703,067.06    780.91632043
  (11a) Class A-1 Pool Factor                    .78091632

   (12) Class A-2 Principal Balance          61,200,000.00    1000.0000000
  (12a) Class A-2 Pool Factor                   1.00000000

   (13) Class A-3 Principal Balance          40,000,000.00    1000.0000000
  (13a) Class A-3 Pool Factor                   1.00000000

   (14) Class A-4 Principal Balance          48,000,000.00    1000.0000000
  (14a) Class A-4 Pool Factor                   1.00000000

   (15) Class A-5 Principal Balance          51,000,000.00    1000.0000000
  (15a) Class A-5 Pool Factor                   1.00000000

   (16) Class A-6 Principal Balance          59,188,000.00    1000.0000000
  (16a) Class A-6 Pool Factor                   1.00000000

   (17) Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                           .00

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1995
                                     Page 3

                              CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                              TRUST ACCOUNT #3334018-0
                              REMITTANCE DATE:  6/15/95

                                                Total $         Per $1,000
                                                Amount           Original
                                              ----------       ------------
C.  Aggregate Scheduled Balances and Number
    of Delinquent Contracts as of Determination
    Date

   (18)  31-59 days                           2,576,419.35             85

   (19)  60 days or more                      1,021,279.79             29

   (20)  Current Month Repossessions            153,627.49              6

   (21)  Repossession Inventory                 239,397.80              9

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in March 2000)

   (22)  Average Sixty-Day Delinquency Ratio Test

         (a) Sixty-Day Delinquency Ratio for current
             Remittance Date                                          .28%

         (b) Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 4%)                               .19%

   (23)  Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for current
             Remittance Date                                          .70%

         (b) Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 6%)                               .53%

   (24)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for the current Remittance
             Date (as a percentage of Cut-off Date Pool Principal
             Balance; may not exceed 7% from March 1, 2000 to
             February 29, 2000, 9% from March 1, 2001 to
             February 29, 2001 and 10% thereafter)                      0

   (25)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance
             Date                                                     .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.25%, 7.80%, 7.95%,
                              8.20%, 8.40%. 8.70%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1995
                                     Page 4

                              CUSIP#'S  393505-FB3,FC1,FD9,FE7,FF4,FG2
                              TRUST ACCOUNT #3334018-0
                              REMITTANCE DATE:  6/15/95

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
             may not exceed 2.50%)                                            0

   (26)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions
             on current Remittance Date) divided by pool Scheduled Principal Balance for prior Remittance date (must equal or exceed 17.5%) and the Class B Principal Balance
             as of such Remittance Date is greater than or equal
             to $7,566,796.00                                      10.19%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                             CLASS M-1 CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1995
                                     Page 5

                              CUSIP#'S  393505-FH0
                              TRUST ACCOUNT #3334018-0
                              REMITTANCE DATE: 6/15/95

                                                Total $         Per $1,000
                                                Amount           Original
                                              ----------       ------------
CLASS M1 CERTIFICATES
- ---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                          1,587,788.19

 A.   Interest
 (28) Aggregate interest

      (a)  Class M-1 Remittance Rate
           (9.05%, unless Weighted Average
           Contract Rate is below 9.05%)              9.05%

      (b)  Class M-1 Interest                   257,035.08       7.54166657

 (29) Amount applied to:
      a. Unpaid Class M-1 Interest Shortfall           .00                0

 (30) Remaining:
      a. Unpaid Class M-1 Interest Shortfall           .00                0

   B. Principal
 (31) Formula Principal Distribution Amount
      a. Scheduled Principal                           .00              N/A
      b. Principal Prepayments                         .00              N/A
      c. Liquidated Contracts                          .00              N/A
      d. Repurchases                                   .00              N/A

 (32) Class M-1 Principal Balance            34,082,000.00    1000.00000000
(32a) Class M-1 Pool Factor                     1.00000000

 (33) Class M-1 Percentage after prior
      Remittance Date                                  .00

 (34) Class M-1 Percentage for such Remittance
      Dated                                            .00

 (35) Class M-1 Percentage for the following
      Remittance Date                                  .00

 (36) Class M-1 Principal Distribution:
      a. Class M-1                                     .00       0.00000000

 (37) Unpaid Class M-1 Principal Shortfall
      (if any) following prior Remittance Date         .00

 (38) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date       .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1995

                              CUSIP#'S  393505-FJ6, FK3
                              REMITTANCE DATE: 6/15/95

                                                Total $         Per $1,000
                                                Amount           Original
                                              ----------       ------------
Class B1 Certificates
- ---------------------
 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                          1,330,753.11

 (2)  Class B-1 Remittance Rate (9.00% unless
      Weighted Average Contract Rate is
      below 9.00%)                                    9.00%

 (3)  Aggregate Class B1 Interest               113,610.00        7.50000000

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                            .00               .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                               .00               .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date         .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)            .00

(7a)  Class B Percentage for the following
      Remittance Date                                  .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

(9a)  Class B1 Principal Shortfall                     .00

(9b)  Unpaid Class B1 Principal Shortfall              .00

(10)  Class B Principal Balance              37,869,822.00

(11)  Class B1 Principal Balance             15,148,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 9.00%, 9.20%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                   May, 1995
                                     Page 2

                              CUSIP#'S  393505-FJ6, FK3
                              REMITTANCE DATE: 6/15/95

                                                Total $         Per $1,000
                                                Amount           Original
                                              ----------       ------------
Class B2 and C Certificates
- --------------------------
(12)  Remaining Amount Available             1,217,143.11

(13)  Class B-2 Remittance Rate (9.20%
      unless Weighted Average Contract
      Rate is less than 9.20%)                       9.20%

(14)  Aggregate Class B2 Interest              174,200.64       7.66666687

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00              .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                              .00              .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(18)  Class B2 Principal Liquidation Loss Amount      .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)       .00

(20)  Guarantee Payment                               .00

(21)  Class B2 Principal Balance            22,721,822.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      and Class B1 and B2 Distribution Amount;
      if the Company is the Servicer)          154,791.27

(23)  3% Guarantee Fee                         888,151.20

(24)  Class C Residual Payment                       0.00

(25)  Repossessed Contracts                    153,627.49

(26)  Repossessed Contracts Remaining
      in Inventory                             239,397.80

(27)  Weighted Average Contract Rate             11.85502

                                      GTFC
                                     1995-1
                                   May, 1995
                          Contracts Repurchased Due to
                    Breach of Representation and Warranties




                                            Repurchase
Account#         Principal     Interest       Amount
- --------         ---------     --------     ----------
18414726          71,947.74      511.43      72,459.17
37415011          99,961.99      710.56     100,672.55
37415097          73,495.51      522.43      74,017.94
43415269          90,690.53      644.66      91,335.19
43415356          40,165.98      285.51      40,451.49
45401795          67,190.97      477.62      67,668.59
45401892          72,486.81      515.26      73,002.07
45401914         121,623.78      864.54     122,488.32
50418552          79,857.67      567.65      80,425.32
50418562          72,717.91      516.90      73,234.81
50418625          48,887.65      347.51      49,235.16
50418740          66,061.57      469.59      66,531.16
50418795          94,255.49      670.00      94,925.49
80418803          56,300.76      400.20      56,700.96
50418818          54,395.03      386.66      54,781.69
52408224          76,104.24      540.97      76,645.21
52408442          73,528.74      522.67      74,051.41
53414436          68,083.98      483.96      68,567.94
53414630          49,450.97      351.51      49,802.48
57413760          69,678.49      495.30      70,173.79
98400848          70,606.95      501.91      71,108.86
              -------------  ----------  -------------

TOTALS        $1,517,492.76  $10,786.84  $1,528,279.60
              =============  ==========  =============